SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): August 13, 2012 (August 7, 2012)

SINO CLEAN ENERGY, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-51753	75-2882833
(Commission File Number)	(IRS Employer Identification No.)

Room 1502, Building D, Wangzuo International City Building No. 3 Tangyuan Road, Gaoxin District Xi'an, Shaanxi Province, People’s Republic of China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(86-29) 8209-1099

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 7, 2012, Sino Clean Energy, Inc. (the “Company”), received a letter from The NASDAQ Stock Market LLC (“Nasdaq”), which stated that the Nasdaq Staff has determined to delist the Company’s securities pursuant to its discretionary authority under Listing Rule 5101. The Staff in its letter also alleges violations by the Company of Listing Rule 5250(b)(1) and IM-5250-1, which sets forth a listed company’s obligation to make public disclosures, and Listing Rule 5250(a), which sets forth a listed company’s obligation to provide information to Nasdaq.

The Company intends to appeal the delisting determination by requesting an oral hearing in front of the Panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sino Clean Energy Inc.

By:	/s/ Baowen Ren
Name Title	Baowen Ren Chief Executive Officer

Dated: August 13, 2012